UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 8, 2013

BEESTON ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-103621	88-04360717
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

1685 H Street, #219

Blaine, WA  98230-5110

 (Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (877) 208-6141

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Accounting Firm

On July 8, 2013, Friedman LLP of East Hanover, New Jersey (“Friedman”) was dismissed by Beeston Enterprises Ltd (the Company”) as its independent registered public accounting firm.

As reported by the Company in the Current Report on Form 8-K filed January 29, 2010, with the approval of the Board of Directors of the Company, Friedman was engaged as the Company’s independent registered public accounting firm on January 1, 2010, commensurate with the resignation of the Company’s predecessor independent registered public accounting firm, Bagell, Josephs, Levine & Company, L.L.C. (“BJL”), as a result of certain partners of BJL joining Friedman on January 1, 2010.

During the periods from January 1, 2010 to December 31, 2012, reports of Friedman on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the years ended December 31, 2010 to 2012 included a going concern qualification.

During the two most recent fiscal years and through July 9, 2013, (i) there were no disagreements between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Friedman would have caused Friedman to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no “reportable events” as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On July 9, 2013, the Company provided Friedman with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Friedman furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated July 11, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Accounting Firm

On July 9, 2013, the Company engaged MaloneBailey, LLP of Houston, Texas (“MaloneBailey”) as its independent registered public accounting firm for the Company’s year ended December 31, 2013. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on July 9, 2013.

During the two most recent fiscal years and through July 9, 2013, the Company has not consulted with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Letter of Friedman is attached hereto as Exhibit 16.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Michael Upham

Michael Upham, President